ICP Solar Technologies Inc



Designing the Solar Lifestyle



November 2007

Safe Harbor Statement

The forward-looking statements herein include, but are not limited to, the expected expansion of our solar solutions into Europe Middle East, Asia and Africa. Our actual results may differ materially from those implied in these forward-looking statements as a result of many factors, including, but not limited to, overall industry environment, customer acceptance of our products, delay in the introduction of new products, further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of permits or licenses by regulatory or governmental authorities, termination or non-renewal of customer contracts, competitive pressures and general economic conditions, and our financial condition. These and other risks and uncertainties are described in more detail in our most recent SB-2 filing with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by applicable laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors germane to our business.

Experienced, Creative & Adaptive Leadership

Name	Title	Prior Experience
Sass Peress	Chairman & CEO	• Founder of ICP Solar • VP of sales for Canper Industrial Products • 20 years in solar industry
Leon Assayag	CFO	• CFO, Director and Secretary of the Board for Noveko International Inc. • 20 years of diverse financial and business experience
Laurent Lafite	VP of Marketing & Global Strategy	• Marketing Director & Business Development – Europe for Intel Corp • 20 year career with consumer experience in product innovation, strategy and branding at Havas in Paris and Lagardère in New York and Cossette Canada.
Tom Clark	VP of North American Consumer Sales	• General Manager of West Marine • 20 years of automotive aftermarket product sales and marketing management
Gary Jones	VP of Sales – North America OEM Applications	• Vice President of the Coleman Company • 25 years broad-based business experience in outdoor, marine and backyard products and markets. Experience includes Marketing and Strategic Planning, Brand Licensing and Management, Start-Ups and New Product Launches, Product Design and Merchandising
Pascal Petit	Director of Sales for the EMEA-PAC region	• 20+ years of high tech and innovative sales with GPS and Satellite Communications Systems in Europe and Africa • Experience in setting up and supporting distribution networks in retail and consumer markets

Strong Board of Directors

Name	Title	Prior Experience
Paul Maycock	Director	• Director of the Photovoltaics Energy and Systems Division for US Department of Energy • 11+ years in a variety of strategic planning positions at Texas Instruments • Current Chairman of non-profit Solar Electric Light Fund
Dave McDowell	Director	• Began career with IBM • President of Novatel and JRC North America • Sr. VP of Global Sales and Marketing and Senior Vice President, Business Strategy at Qualcomm
David Dangoor	Director	• President of Innoventive Partners LLC • Managing Partner or Cato Dangoor & Associates in London • 27+ years as a leading marketing executive with Philip Morris • Member of Board of Directors of BioGaia AB
Joel Cohen	Director	• Former CFO of ICP Solar Technologies (FC Financial Services) • 5+ years as consulting CFO for Osta Biotechnologies, publicly traded company on the TSX venture • Investment banker at Canaccord Adams, specializing in biotechnology financings • Extensive experience in biotechnology and high tech financings and in financial analysis

Powerful Drivers Fuelling Growth

Solar Residential Market

U.S. PV Installations (Number)*



CAGR = 28%
CAGR = 48%
2,805
7,446
11,000
2002
2006
2007E

U.S. Residential PV Consumption (*MW*)**



CAGR = 31%
194
571
2002
2006

Solar Consumer Goods Market

Global PV Consumer Products
*(MW)****



CAGR = 11%
60
90
2002
2006

BIPV fastest growing PV segment

*Source: Renewable Energy Council in Latham.
**Source: Calyon Research.
***Source: Renewable Energy World, July 2007

Industry Dynamics

- ✓Cells and Modules are becoming commoditized
  - •Compressed margins
  - •Asian players: LDK, Trina, JA
- ✓Governments across the World are heavily supporting solar with incentive programs
- ✓However, installing solar systems and products remain technically challenging
- ✓Consumers have shown desire to make solar a mainstream product
- ✓Price of oil near $100/barrel has people looking elsewhere

The ICP Solar Opportunity

- ✓**Bring solar to main stream consumers**
- ✓**Design compelling and easy-to-use products**
- ✓**Easy-to-install products**
- ✓**Focus on high margin segment of value chain**

ICP SOLAR

Our Strategy

✓ Focus on 3 high growth segments in the solar space:

- **Residential PowerGen**
- OEM / Industrial
- Consumer Products

✓ Driving adoption through the offer of compelling, well designed, easy-to-install, modular and scalable solar products

✓ Continue to expand channels for our end-markets

✓ Continue to expand proprietary portfolio of high value-added products, patents and trademarks

Our End-Markets and Products

Residential Power Gen

- ✓Initial product:
  - ✓S-shaped med-style solar roof tile,
  - ✓Wireless Home System Sunsei® Greenmeter™

Consumer Goods

- ✓Selling products:
  - ✓solar chargers,
  - ✓charge controllers/monitors
  - ✓ mounting and expansion kits

OEM / Industrials

- ✓Initial sectors:
  - ✓automotive and leisure vehicles
- ✓Selling products:
  - ✓custom framed panels

Residential Power Gen – Addressable Market

Roof-Tile Market

- ✓$3.2billion in California alone
- ✓CAGR – 50%
- ✓Million Solar Roofs bill signed into law in CA in 2006
- ✓Potential for 229,000 new homes in CA
- ✓Potential for 95,245 new homes in Spain
- ✓Expected Penetration:

  California = 0.5%

  Spain = 1%

Partnerships

- ✓Binding Letter of Intent with key player in Spain: Tejas Solares for 2,000 homes
- ✓In preliminary stage of partner search with home builders and green home builders in California

Residential Power Gen

ICP Sunsei® Thin Film Rooftop Tiles



- ✓ Significant IP protection
- ✓ Using German state-of-the art Micromorph technology (10% efficiency)
- ✓ Seamless integration on the roof
- ✓ Designed for easy installation
- ✓ High performance even under low light or high temperature conditions
  - ✓ Use of reaction-injection molding process lowers cost of production
  - ✓ Proven materials for outdoor longevity
- ✓ Multiple colors, textures and shapes



Residential Power Gen

Prospective Customers

- ✓ New residential construction
- ✓ Spain and West Coast
- ✓ Green home builders
- ✓ Timing to Market: Q2'08
- ✓ Price: \$6 to \$7 per watt
- ✓ Gross margin 35-40%
- ✓ Addition of second generation flat tile



Photovoltaic Building Elements

✓ IP Assets

Then: Crystalline Silicon

- 90% of solar tiles were based on crystalline technology
- 11-13% efficiency rate vs. to 5-6% for thin film
- Expensive to produce

✓ Go To Market Strategy

Now: Thin Film PV

- Efficiency has increased from 5 - 6% to 10%+ (2008)
- Lower cost of manufacture
- We hold patent on using monolithically integrated (MI) thin film PV into a roofing tile
- MI is the industry standard used by First Solar, ENER, Ersol, Sharp
- Thin film MI-PV makers must use ICP to enter market

✓ ICP Patent issued in UK in May of 2006

✓ ICP Patents pending in US, Canada and Spain

Consumer Goods – Addressable Market

Large Retail

Coleman

- ✓ $1 bln market including solar garden lights and solar chargers
- ✓ Mass Market potential - 18,500 Superstores within top 8 chains
- ✓ Goal: 20% penetration of chains in this market in 2 years
- ✓ Exclusive Coleman license
- ✓ Distribution network is expected to double in the next 2 years
- ✓ Market penetration of the addressable amount: 0.7%-1.5% in 2 to 4 years

Specialty

sunsei

- ✓ $0.5bln market opportunity
- ✓ 457,000 RV
- ✓ 423,000 Boats in 2007 North America and Europe alone
- ✓ Electronics (RadioShack, West Marine, BestBuy, Future Shop, Sharper Image, Brookstone)
- ✓ Goal: 10% penetration of chains in this market in 2 years
- ✓ Market penetration of addressable amount: 2%-4% in 2 to 4 years

Source: Deloitte 2007.

Consumer Goods

Product Roadmap

Coleman

Large Retail Chain Stores

Quality + Value Brand

Today

- ✓ **Solar Chargers (CL-100, 300, 600, 1200)**
- ✓ **Solar Back Up Power Kit CL-3600**
- ✓ **Charge Controller CC-4000**
- ✓ **Price: $19-$399; Gross Margin: 35-40%**

2008	***Beyond***
New Green "Generator"	***Backpack camping products***

ICP SOLAR

Consumer Goods

Product Roadmap

sunsei

Specialty Stores

Premium Brand

- ✓ **Marine market:**
- ✓ **Battery market:**
- ✓ **RV, Auto, Mobile power, Farming, Hunting & Fishing…**

Today

- ✓ **Solar Chargers (135, 400, 1200, 4000, 6000, 8000)**
- ✓ **Solar Charger Kit (16000, 24000)**
- ✓ **Price: $29-$1,299; Gross Margin: 35-40%**

2008	*Beyond*
Isun® portable power	*Greater focus on "non glass" solar solutions and system "communication"*

ICP SOLAR

OEM / Industrial – Addressable Market

Automotive

- ✓ $200mln market opportunity
- ✓ 42mln new cars worldwide in '08
- ✓ Currently, ICP sells about 100,000 units per year
- ✓ Potential for ICP – 8.4mm solar car chargers
- ✓ Expected penetration rate in two years = 10%
- ✓ Market penetration of the addressable amount: 1.5%-2.0% in 2 to 4 years

RV & Marine

- ✓ $90mln market opportunity for RV
- ✓ ICP Potential North America & Europe 457,000 RV
- ✓ $85mln market opportunity for Marine
- ✓ ICP Potential North America & Europe 423,000 Marine
- ✓ Expected penetration rate in two years = 5%
- ✓ Market penetration of the addressable amount: 0.5%-1.0% in 2 to 4 years

OEM / Industrial

Product Roadmap

Automotive Sector

Ready-to-Use Solutions

- ✓ **Electric charge retainer for car battery**

Today	
✓ Custom Solar Panels ✓ Price: $15 - $30 ✓ Gross Margin: 30%	
2008	**Beyond**
Non-integrated	*Dashboard Integrated*

RV / Marine Sector

- ✓ **Electric charge retainer for larger vehicle battery**
- ✓ **Outdoor roof-mounted solar panels**

Today	
✓ Custom Solar Panels ✓ Price: $50 - $500 ✓ Gross Margin: 30%	
2008	**Beyond**
Non-Integrated	*Dashboard or Roof Integrated*

Key Commercialization Milestones

Q1 2008:
Sunsei
Moon&Sun Collection
Lighting
Foldable Panel
Sunsei® Flex
Outdoor



Q3 2008:
Isun®
Portable Electronic
Charger Road
Warrior


TAKE ME HOME, SUNSEI®

Q4 2008:
Flat Tile West Coast



Q2 2008:
Solar S tile Spain and West Coast
Sunsei® Wireless
greenmeter™
New Monitoring Industrial Hybrid Solar+Wind







Driving Adoption

Residential Power Gen

✓Direct with Green Home Builders

✓Work with architects for buy-into design

✓Drive consumers directly through web advertising

Consumer Goods

✓"Complete solutions" approach

✓Use of retail, distribution and web-store networks

✓Web advertising and cross-selling inserts into packages

OEM / Industrials

✓Continue to innovate using technology agnostic approach

✓Use test-studies to help validate business model according to each vehicle maker's profit/cost centre model

Our Strengths

- ✓ Customer-centric product strategy, depth of industry knowledge, rich history in the solar business
- ✓ Clear view of the state of the art in solar industry manufacturing and technology methods and innovations
- ✓ Established and growing distribution network
- ✓ Cost advantaged, aesthetically appealing, easy to use modular, scalable and patented solar market solutions

Current Product Portfolio

Residential Power Gen



Solar Tiles and Roof Top








CO_2
SAVINGS
Kilograms
4058.00


Behave

Consumer Goods



Sunsei® Blinking LED



Sunsei® Pole Mounting Kit



Sunsei ®Panel Expansion Kit



Sunsei ® Solar monitor



Sunsei ® Solar Grip



Sunsei ® Solar Chargers



Sunsei ® Crystalline



Sunsei ® Flex

OEM / Industrials



OEM Framed Panels



Winnebago RV module

Selected Financial Data

(US$ in thousands)

	6 months July 31, 2007	6 months July 31, 2006	Increase / (Decrease)	12 months January 2007	Long-Term Goal
Revenues	$4,311	$4,843	(11.0%)	$7,620	100%
Gross Margin	$2,049	$1,791	$258	$2,149	
Gross Margin (%)	*47.5%*	*37.0%*	*1,050bps*	*28.2%*	*35% - 40%*
EBITDA (Loss)	($1,078)	($97)	($981)	($2,077)	
EBITDA Margin (%)	-	-	-	-	*15%-20%*
Net Earnings (Loss)	($1,434)	($363)	($1,071)	($2,627)	
Net Margin (%)	*-33.3%*	*-7.5%*	-	*-34.5%*	*8% - 12%*
Earnings (Loss) per Class 'A' Share	($0.05)	($0.02)	($0.03)	($0.11)	
Weighted Average # of Class 'A' Shares	29,000	20,000	9,000	23,694	

(1) Normalized to exclude Gain on Sale of the UK factory in May 2007 and related discount and accretions on resulting Loan Receivable.

ICP SOLAR